March 13, 2007


                     U.S. Securities and Exchange Commission
                               100 F Street, N.E.
                              Washington, DC 20549


               Re: Pruco Life Single Premium Variable Life Account


o Discovery Life Plus
(002-99260)


Dear Commissioners:


On behalf of Pruco Life Insurance Company ("Pruco Life") and the Pruco Life Insurance Company Single Premium Variable Life Account (the "Account"), we hereby submit pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (the "Act"), that Pruco Life has transmitted to the contractholders of the above-referenced variable life insurance contract the annual report of each applicable underlying fund, for the period ended December 31, 2006. As indicated by the filing information set forth below, that annual report was filed with the Commission, and we incorporate that filing by reference in this filing solely for purposes of meeting our obligations under Rule 30b2-1.


In addition to information transmitted herewith, we incorporate by reference the annual report with respect to the following underlying mutual fund:


 5.Filer/Entity:           The Prudential Series Fund
 Registration No.:         811-03623
 CIK No.:                  0000711175
 Accession No.:            0001193125-07-051163
 Date of Filing:           03/12/2007


If you have any questions regarding this filing, please contact me at (973) 802-6997.

Sincerely,

 /s/ C. Christopher Sprague
 ------------------------------------
 C. Christopher Sprague
 Vice President, Corporate Counsel